Exhibit 2.2
                         COMMON STOCK PURCHASE AGREEMENT

         This Common Stock Purchase Agreement (this "Agreement") is made and entered into as of this 12th day of December, 2001, (the "Effective Date") by and between American Physicians Service Group, Inc., a Texas corporation (the "Company"), and DBMK Partners, Ltd., a Texas limited partnership (the "Purchaser").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         For and in consideration of the mutual promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. SALE OF COMMON STOCK. Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the Company, the Company hereby sells to the Purchaser, as of the Effective Date:

                  (a) 286,000 shares of the $0.01 par value common stock of FemPartners, Inc., a Delaware corporation, currently owned by the Company and reflected by certain common stock certificates as described on EXHIBIT A to this Agreement (the "FemPartners Shares"); and

                  (b) all rights to receive any additional shares of common stock of FemPartners, Inc. that the Company would have, as a result of and assuming the continued ownership of the FemPartners Shares, been entitled to receive pursuant to that certain Agreement and Plan of Merger, dated effective as of August 31, 1999, by and among FemPartners, Inc., FemPartners of Central Texas, Inc., and Syntera Healthcare Corporation (the "Merger Agreement"). The Company does not assign rights that are held by the Company as a result of the Company's ownership of FemPartners common stock not included in the "FemPartners Shares."

         The Purchaser, in exchange for the FemPartners Shares and related rights, agrees to pay to the Company $37,500 upon execution of this Agreement.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchaser that:

                  (a) Organization and Standing; Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and has the corporate power and authority to conduct its business as now conducted and as proposed to be conducted and to enter into and perform this Agreement. The execution, delivery and performance by the Company of this Agreement and any other documents, instruments and transactions contemplated by this Agreement (collectively, the "Documents") have been duly authorized by all necessary corporate action of the Company, its officers, directors and shareholders, and the Documents have been duly executed and delivered by the Company.

                  (b) Ownership of FemPartners Shares. The Company owns the FemPartners Shares free and clear of any and all liens, claims and encumbrances. The FemPartners Shares have been duly and validly issued and are fully paid and nonassessable. The Merger Agreement and rights thereunder related to the FemPartners Shares are valid, binding and enforceable, and the Merger Agreement and such rights are not diminished as a result of this Agreement or the assignment of FemPartners Shares contemplated in this Agreement.

         3. REPRESENTATIONS OF THE PURCHASER. The Purchaser represents and warrants to the Company as follows:

                  (a) Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser's express representation to the Company that the FemPartners Shares and related rights will be acquired for investment for such Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the FemPartners Shares and related rights. The Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the FemPartners Shares and related rights.

                  (b) Authority. Purchaser has full legal capacity to enter into and perform this Agreement and the other Documents to which the Purchaser is a party, and this Agreement and such other Documents have been duly executed and delivered by the Purchaser. This Agreement and the other Documents constitute valid and binding obligations of the Purchaser, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent any indemnification provisions may be limited by applicable federal or state securities laws. The execution and delivery of this Agreement and performance of the transactions contemplated by this Agreement and compliance with its provisions by the Purchaser will not violate any provision of law.

                  (c) Restricted Securities. Purchaser understands that the FemPartners Shares and related rights it is purchasing are "restricted securities" under the federal securities laws because they are being acquired from the Company in a transaction not involving a public offering and that under such laws the FemPartners Shares and related rights may be resold without registration under the Securities Act and applicable state securities laws only in certain limited circumstances. In this regard, Purchaser represents that it is familiar with Rule 144, as promulgated under the Securities Act, and understands the resale limitations imposed thereby and by the Securities Act.

                  (d) Investment Experience. Purchaser is an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the fempartners shares and related rights.

         4. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon, and inure to the benefit of, the permitted respective successors, assigns, heirs, executors and administrators of the parties hereto.

         5.       MISCELLANEOUS.

                  (a) Survival of Representations and Warranties Except as otherwise provided herein, all agreements, covenants, representations and warranties contained herein shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated herein.

                  (b) Entire Agreement. This Agreement and the Documents embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings relating to such subject matters.

                  (c) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures delivered by telecopy shall be considered for all purposes to be the same as original signatures.

                  (d) Severability. If any provision of this Agreement is held by final judgment of a court of competent jurisdiction to be invalid, illegal or unenforceable, such invalid, illegal or unenforceable provision shall be severed from the remainder of this Agreement, and the remainder of this Agreement shall be enforced. In addition, the invalid, illegal or unenforceable provision shall be deemed to be automatically modified, and, as so modified, to be included in this Agreement, such modification being made to the minimum extent necessary to render the provision valid, legal and enforceable.

                  (e) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas including that body of laws pertaining to conflicts of laws.

                  (f) Further Assurances. Each party of this Agreement hereby covenants and agrees, without the necessity of any further consideration, to execute and deliver any and all such further documents and take any and all such other actions as may be necessary to appropriately carry out the intent and purposes of this Agreement and to consummate the transactions contemplated. Each party will use its good faith efforts to carry out and comply with the provisions of this Agreement.

                            [Signature pages follow.]

                                 SIGNATURE PAGE
                                       TO
                         COMMON STOCK PURCHASE AGREEMENT

         IN WITNESS WHEREOF, the Company and the Purchaser have executed this Common Stock Purchase Agreement as of the day and year first above written.


                                  THE COMPANY:

                           AMERICAN PHYSICIANS SERVICE GROUP, INC.


                           By:
                              /s/ W.H. Hayes
                              --------------------------
                           Name:
                                 W.H. Hayes
                              --------------------------
                           Title:
                                 Senior Vice President
                              --------------------------



                                      S-1

                           PURCHASER:

                           DBMK PARTNERS, LTD.

                           By:  /s/ Duane K. Boyd Trust, its general partner
                                --------------------------------------------
                                Duane K. Boyd, Trustee

                                EXHIBIT A


              Certificate #                        # Shares

                      165                               14,407
                      167                               14,407
                      169                               14,407
                      171                               13,721
                      177                                5,539
                      181                               10,099
                      183                               16,933
                      219                                5,494
                                                   ------------
                                                        95,007
              Balance of shares to be
              reissued from certificate
              #157, with face amount
              of 342,953 shares.                       190,993
                                                   ------------
                                                       286,000
                                                   ============